CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                   CLAYMORE/ROBECO DEVELOPED WORLD EQUITY ETF
                     CLAYMORE/CLEAR GLOBAL VACCINE INDEX ETF

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS FOR THE ABOVE LISTED FUNDS:

Claymore Advisors, LLC, the Trust's investment adviser, announced today that it would close the Claymore/Robeco Developed World Equity ETF and the Claymore/Clear Global Vaccine Index ETF (collectively, the "Funds") to new investment on February 20, 2008. The Funds will be liquidated on February 28, 2008. Shareholders of record remaining on February 28, 2008 will receive cash at the net asset value of their shares as of February 28, 2008 which will include any capital gains and dividends as of this date. As part of an ongoing business review, the Funds' Board of Trustees determined that closing the Funds was in the best interests of the Funds and the Funds' shareholders.

February 19, 2008 will be the last day of trading in the Funds on the American Stock Exchange. The American Stock Exchange will halt trading in the Funds before the open of trading on February 20, 2008. From February 20, 2008 through February 28, 2008, the Funds will be in the process of closing down and liquidating their portfolios. This process will result in the Funds not tracking their underlying indexes and their cash holdings increasing, which may not be consistent with the Funds' investment objectives and strategies.

Shareholders may sell their holdings prior to February 20, 2008, incurring a transaction fee from their broker-dealer. From February 20, 2008 through February 28, 2008, shareholders may be able to sell their shares to certain broker-dealers, but there can be no assurance that there will be a market for the Funds. All shareholders remaining on February 28, 2008 will receive cash at the net asset value of their shares as of February 28, 2008 which will include any capital gains and dividends into the cash portion of their brokerage accounts.

Shareholders can call 1-888-949-3837 for additional information.

                      CLAYMORE EXCHANGE-TRADED FUND TRUST 2
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

February 1, 2008